SUNAMERICA SERIES TRUST

Supplement to the Statutory Prospectus

Dated May 1, 2014

The following change is effective immediately:

Small & Mid Cap Value Portfolio (the “Portfolio”). In the Portfolio Summary, in the Investment Adviser section, the information about the current portfolio managers for AllianceBernstein L.P. (“AllianceBernstein”) is deleted in its entirety and replaced with the following:

Name	Portfolio Manager of the Portfolio Since	Title
James MacGregor	2005	Chief Investment Officer - Small & Mid-Cap Value Equities
Shri Singhvi	2014	Director of Research – Small and Mid-Cap Value Equities

In the Management section, under Information about the Investment Subadvisers, the portfolio manager information for the Portfolio is deleted in its entirety and replaced with the following:

The Small & Mid Cap Value Portfolio is managed by AllianceBernstein’s North America Value Investment Policy Group, which is comprised of James MacGregor and Shri Singhvi. Mr. MacGregor joined AllianceBernstein in 1998 and is currently the Chief Investment Officer for Small & Mid-Cap Value Equities. Mr. Singhvi joined AllianceBernstein in 2008 and is currently the Director of Research for Small and Mid-Cap Value Equities.

Date: August 25, 2014

Versions: Class 1 & 3 Version C1 and Combined Master